Loss per Share	12 Months Ended
Oct. 31, 2016
Earnings Per Share [Abstract]
Loss per Share

11. LOSS PER SHARE

Shares of common stock issuable under convertible preferred stock, warrants and options and shares subject to restricted stock grants were not included in the calculation of diluted earnings per common share for the years ended October 31, 2016 and 2015, as the effect of their inclusion would be anti-dilutive.

The table below provides total potential shares outstanding, including those that are anti-dilutive, on October 31:

	October 31,
	2016	2015
Shares issuable upon conversion of preferred stock	2,783,000	3,076,137
Shares issuable upon exercise of warrants	187,500	-
Shares issuable upon exercise of stock options	382,020	96,581
Non-vested shares under restricted stock grants	274,832	230,799